Transactions with Related Parties	6 Months Ended
Jun. 30, 2014
Transactions with Related Parties [Abstract]
Transactions with Related Parties

2.Transactions with Related Parties

The following amounts were charged by related parties for services rendered:

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Tsakos Shipping and Trading S.A. (commissions)	1,325	1,333	3,166	2,552
Tsakos Energy Management Limited (management fees)	3,891	3,811	7,769	7,676
Tsakos Columbia Shipmanagement S.A.	322	324	658	635
Argosy Insurance Company Limited	2,279	2,391	4,612	4,475
AirMania Travel S.A.	1,107	1,150	2,141	2,368

Total expenses with related parties	8,924	9,009	18,346	17,706

Balances due from and due to related parties are as follows:

	June 30, 2014	December 31, 2013
Due from related parties
Tsakos Columbia Shipmanagement S.A.	3,222	1,084
Tsakos Energy Management Limited	339	-

Total due from related parties	3,561	1,084

Due to related parties
Tsakos Energy Management Limited	-	92
Tsakos Shipping and Trading S.A.	785	555
Argosy Insurance Company Limited	4,398	6,008
AirMania Travel S.A.	284	275

Total due to related parties	5,467	6,930

There is also, at June 30, 2014, an amount of $539 ($319 at December 31, 2013) due to Tsakos Shipping and Trading S.A. and $412 ($356 at December 31, 2013) due to Argosy Insurance Limited, included in accrued liabilities which relates to services rendered by these related parties not yet invoiced.

(a)Tsakos Energy Management Limited (the “Management Company”): The Holding Company has a Management Agreement (“Management Agreement”) with the Management Company, a Liberian corporation, to provide overall executive and commercial management of its affairs for a monthly fee. Per the Management Agreement of March 8, 2007, effective from January 1, 2008, there is a prorated adjustment if at the beginning of each year the Euro has appreciated by 10% or more against the U.S. Dollar since January 1, 2007. In addition, there is an increase each year by a percentage figure reflecting 12 month Euribor, if both parties agree. From January 1, 2012, the monthly fees for operating vessels are $27.5, for vessels chartered out or on a bare-boat basis are $20.4 and from April 1, 2012 for the LNG carrier $35.0, of which $10.0 is paid to the Management Company and $25.0 to a third party manager. From January 1, 2014, the monthly fee for the LNG has increased to $35.8, of which $10.0 is paid to the Management Company and $25.8 to a third party manager. Monthly management fees for the DP2 shuttle tankers have been agreed at $35.0 per vessel. Since the expiry of the bareboat charter of the VLCC Millennium on July 30, 2013, management fees for this vessel are $27.5 per month, of which $13.7 are payable to a third party manager. Management fees for the suezmax Eurochampion 2004 are $27.5 per month, of which, effective September 22, 2013, $12.0 are paid to a third party manager. In addition, a special award of $400 was paid to the Management Company in relation to capital raising offerings during the first six months of 2014. These awards have been included as a deduction of additional paid in capital in the accompanying Financial Statements.

The Holding Company and the Management Company have certain officers and directors in common.The President, who is also the Chief Executive Officer and a Director of the Holding Company, is also the sole stockholder of the Management Company. The Management Company may unilaterally terminate its Management Agreement with the Holding Company at any time upon one year’s notice. In addition, if even one director was elected to the Holding Company’s Board of Directors without having been recommended by the existing Board of Directors, the Management Company would have the right to terminate the Management Agreement on ten days notice, and the Holding Company would be obligated as at June 30, 2014 to pay the Management Company an amount of approximately $162,498 calculated in accordance with the terms of the Management Agreement. Under the terms of the Management Agreement between the Holding Company and the Management Company, the Holding Company may terminate the Management Agreement only under specific circumstances, without the prior approval of the Holding Company’s Board of Directors.

Estimated future management fees payable over the next ten years under the Management Agreement, exclusive of any incentive awards and based on existing vessels and known vessels scheduled for future delivery, as at June 30, 2014 are:

Period/Year	Amount
July to December 2014	9,140
2015	18,280
2016	18,283
2017	18,730
2018	18,922
2019 to 2024	104,071

187,426

Management fees for vessels are included in the accompanying Consolidated Statements of Operations. Also, under the terms of the Management Agreement, the Management Company provides supervisory services for the construction of new vessels for a monthly fee of $20.4 from January 1, 2012. These fees in total amounted to $979, and $247 during the six months ended June 30, 2014 and 2013, respectively, and are either accounted for as part of construction costs for delivered vessels or are included in Advances for vessels under construction.

(b)Tsakos Columbia Shipmanagement S.A. (“TCM”): The Management Company appointed TCM to provide technical management to the Company’s vessels from July 1, 2010. TCM is owned jointly and in equal part by related party interests and by a private German Group. TCM, at the consent of the Holding Company, may subcontract all or part of the technical management of any vessel to an alternative unrelated technical manager.

Effective July 1, 2010, the Management Company, at its own expense, pays technical management fees to TCM, and the Company bears and pays directly to TCM most of its operating expenses, including repairs and maintenance, provisioning and crewing of the Company’s vessels, as well as certain charges which are capitalized or deferred, including reimbursement of the costs of TCM personnel sent overseas to supervise repairs and perform inspections on Company vessels. The Company also pays to TCM certain fees to cover expenses relating to internal control procedures and information technology services which are borne by TCM on behalf of the Company.

(c)Tsakos Shipping and Trading S.A.  (“Tsakos Shipping”):

Tsakos Shipping provides chartering services for the Company’s vessels by communicating with third party brokers to solicit research and propose charters. For this service, the Company pays to Tsakos Shipping a chartering commission of approximately 1.25% on all freights, hires and demurrages. Such commissions are included in Commissions in the accompanying Consolidated Statements of Operations. Tsakos Shipping also provides sale and purchase of vessels brokerage service. For this service, Tsakos Shipping may charge a brokerage commission. Tsakos Shipping may also charge a fee of $200 (or such other sum as may be agreed) on delivery of each new-building vessel in payment for the cost of design and supervision of the new-building by Tsakos Shipping. In the first six months of 2014, $200 in aggregate was charged for supervision fees on the DP2 shuttle tankers Rio 2016 and Brasil 2014. In the first six months of 2013, no such fee was charged.

Certain members of the Tsakos family are involved in the decision-making processes of Tsakos Shipping and of the Management Company, and are also shareholders of the Holding Company.

 (d)Argosy Insurance Company Limited (“Argosy”): The Company places its hull and machinery insurance, increased value insurance and war risk and certain other insurance through Argosy, a captive insurance company affiliated with Tsakos Shipping.

(e)AirMania Travel S.A. (“AirMania”): Apart from third-party agents, the Company also uses an affiliated company, AirMania, for travel services.